Exhibit 24(a)


                               POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned director of CULP, INC., a North Carolina corporation, hereby constitutes and appoints FRANKLIN
N. SAXON the true and lawful agent and attorney-in-fact to sign for the undersigned as a director of the Corporation the Corporation's Annual Report on Form 10-K for the year ended April 29, 2001 to be filed with the Securities and Exchange Commission, Washington, D. C., under the Securities Exchange Act of 1934, as amended, and to sign any amendment or amendments to such Annual Report, hereby ratifying and confirming all acts taken by such agent and attorney-in-fact, as herein authorized.


                                          /s/   Howard L. Dunn, Jr.
                                                Howard L. Dunn, Jr.




Date:  June 29, 2001

                                                      Exhibit 24(b)


                               POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned director of CULP, INC., a North Carolina corporation, hereby constitutes and appoints FRANKLIN
N. SAXON the true and lawful agent and attorney-in-fact to sign for the undersigned as a director of the Corporation the Corporation's Annual Report on Form 10-K for the year ended April 29, 2001 to be filed with the Securities and Exchange Commission, Washington, D. C., under the Securities Exchange Act of 1934, as amended, and to sign any amendment or amendments to such Annual Report, hereby ratifying and confirming all acts taken by such agent and attorney-in-fact, as herein authorized.


                                          /s/   H. Bruce English
                                                H. Bruce English




Date:    June 25, 2001

                                                      Exhibit 24(c)



                               POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned director of CULP, INC., a North Carolina corporation, hereby constitutes and appoints FRANKLIN
N. SAXON the true and lawful agent and attorney-in-fact to sign for the undersigned as a director of the Corporation the Corporation's Annual Report on Form 10-K for the year ended April 29, 2001 to be filed with the Securities and Exchange Commission, Washington, D. C., under the Securities Exchange Act of 1934, as amended, and to sign any amendment or amendments to such Annual Report, hereby ratifying and confirming all acts taken by such agent and attorney-in-fact, as herein authorized.


                                          /s/   Patrick B. Flavin
                                                Patrick B. Flavin




Date:   July 18, 2001

                                                            Exhibit 24(d)



                               POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned director of CULP, INC., a North Carolina corporation, hereby constitutes and appoints FRANKLIN
N. SAXON the true and lawful agent and attorney-in-fact to sign for the undersigned as a director of the Corporation the Corporation's Annual Report on Form 10-K for the year ended April 29, 2001 to be filed with the Securities and Exchange Commission, Washington, D. C., under the Securities Exchange Act of 1934, as amended, and to sign any amendment or amendments to such Annual Report, hereby ratifying and confirming all acts taken by such agent and attorney-in-fact, as herein authorized.


                                          /s/   Patrick H. Norton
                                                Patrick H. Norton




Date:     July 5, 2001

                                                      Exhibit 24(e)



                               POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned director of CULP, INC., a North Carolina corporation, hereby constitutes and appoints FRANKLIN
N. SAXON the true and lawful agent and attorney-in-fact to sign for the undersigned as a director of the Corporation the Corporation's Annual Report on Form 10-K for the year ended April 29, 2001 to be filed with the Securities and Exchange Commission, Washington, D. C., under the Securities Exchange Act of 1934, as amended, and to sign any amendment or amendments to such Annual Report, hereby ratifying and confirming all acts taken by such agent and attorney-in-fact, as herein authorized.


                                          /s/   Earl N. Phillips, Jr.
                                                Earl N. Phillips, Jr.




Date:   June 29, 2001



                                                             Exhibit 24(f)

                               POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS that the undersigned director of CULP, INC., a North Carolina corporation, hereby constitutes and appoints FRANKLIN
N. SAXON the true and lawful agent and attorney-in-fact to sign for the undersigned as a director of the Corporation the Corporation's Annual Report on Form 10-K for the year ended April 29, 2001 to be filed with the Securities and Exchange Commission, Washington, D. C., under the Securities Exchange Act of 1934, as amended, and to sign any amendment or amendments to such Annual Report, hereby ratifying and confirming all acts taken by such agent and attorney-in-fact, as herein authorized.


                                          /s/   Judith C. Walker
                                                Judith C. Walker


Date:  June 27, 2001